Quarterly Report
March 31, 2021
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-Q1

Portfolio of Investments
3/31/21 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.5%
Cable TV – 2.4%
Charter Communications, Inc., “A” (a)	38,936	$24,024,291
NOS, SGPS S.A.	1,442,485	5,250,733
		$29,275,024
Natural Gas - Distribution – 6.2%
Atmos Energy Corp.	234,945	$23,224,313
China Resources Gas Group Ltd.	1,222,000	6,793,663
Sempra Energy	289,823	38,424,734
UGI Corp.	160,210	6,570,212
		$75,012,922
Natural Gas - Pipeline – 1.9%
Cheniere Energy, Inc. (a)	21,842	$1,572,842
Enterprise Products Partners LP	558,655	12,301,583
Equitrans Midstream Corp.	600,093	4,896,759
Magellan Midstream Partners LP (a)	50,680	2,197,485
Plains All American Pipeline LP	29,555	268,950
Plains GP Holdings LP	243,174	2,285,836
		$23,523,455
Telecommunications - Wireless – 6.6%
Advanced Info Service Public Co. Ltd.	1,625,600	$9,025,331
Cellnex Telecom S.A.	382,194	22,006,566
KDDI Corp.	241,600	7,423,683
Mobile TeleSystems PJSC, ADR	337,937	2,818,395
Rogers Communications, Inc., “B”	243,785	11,241,617
SBA Communications Corp., REIT	57,143	15,860,040
T-Mobile USA, Inc. (a)	96,276	12,062,420
		$80,438,052
Telephone Services – 1.4%
Hellenic Telecommunications Organization S.A.	502,436	$8,060,348
Telesites S.A.B. de C.V. (a)	5,607,200	5,829,546
TELUS Corp.	138,813	2,764,772
		$16,654,666
Utilities - Electric Power – 77.0%
AES Corp.	1,061,468	$28,457,957
ALLETE, Inc.	117,577	7,899,999
Alliant Energy Corp.	451,046	24,428,651
American Electric Power Co., Inc.	233,066	19,740,690
CenterPoint Energy, Inc.	35,561	805,457
CenterPoint Energy, Inc. (PIPE) (a)(z)	572,130	12,958,745
CLP Holdings Ltd.	783,500	7,609,145
Dominion Energy, Inc.	747,644	56,791,038
DTE Energy Co.	254,276	33,854,307
Duke Energy Corp.	633,868	61,187,278
E.ON SE	1,275,190	14,840,502
Edison International	595,177	34,877,372
EDP Renovaveis S.A.	2,957,302	63,187,472
Electricite de France S.A.	543,324	7,289,065
Emera, Inc.	325,458	14,484,655
Enel S.p.A.	4,086,839	40,703,859
Energias de Portugal S.A.	3,139,857	17,931,877
Entergy Corp.	85,645	8,519,108
Equatorial Energia S.A.	1,117,600	4,924,179

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Evergy, Inc.	383,723	$22,843,030
Exelon Corp.	1,401,357	61,295,357
FirstEnergy Corp.	707,160	24,531,380
Iberdrola S.A.	2,467,236	31,783,205
National Grid PLC	1,838,566	21,899,338
Neoenergia S.A.	886,000	2,620,859
NextEra Energy Partners LP	56,227	4,097,824
NextEra Energy, Inc.	1,303,533	98,560,131
PG&E Corp. (a)	3,087,138	36,150,386
Pinnacle West Capital Corp.	156,026	12,692,715
Portland General Electric Co.	139,269	6,611,099
Public Service Enterprise Group, Inc.	356,894	21,488,588
RWE AG	488,413	19,141,704
Southern Co.	1,033,962	64,271,078
SSE PLC	1,448,422	29,053,344
Vistra Corp.	778,822	13,769,573
		$931,300,967
Total Common Stocks		$1,156,205,086
Convertible Preferred Stocks – 2.6%
Natural Gas - Distribution – 0.6%
Sempra Energy, 6.75%	64,868	$6,789,085
Utilities - Electric Power – 2.0%
CenterPoint Energy, Inc., 7%	431,280	$17,971,438
DTE Energy Co., 6.25%	64,750	3,217,427
NextEra Energy, Inc., 5.279%	64,600	3,199,638
		$24,388,503
Total Convertible Preferred Stocks		$31,177,588
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.05% (v)	16,902,755	$16,902,755

Other Assets, Less Liabilities – 0.5%		5,969,236
Net Assets – 100.0%		$1,210,254,665
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $16,902,755 and $1,187,382,674, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc. (PIPE)	5/07/20	$9,199,850	$12,958,745
% of Net assets			1.1%

Portfolio of Investments (unaudited) – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 3/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	2,315,896	USD	1,821,542	Brown Brothers Harriman	4/16/2021	$21,375
CAD	1,140,334	USD	902,979	Citibank N.A.	4/16/2021	4,463
CAD	2,368,256	USD	1,869,614	Merrill Lynch International	4/16/2021	14,969
CAD	4,174,111	USD	3,278,606	Morgan Stanley Capital Services, Inc.	4/16/2021	43,018
CAD	962,372	USD	761,264	State Street Bank Corp.	4/16/2021	4,561
USD	1,488,599	EUR	1,237,003	BNP Paribas S.A.	4/16/2021	37,663
USD	81,006	EUR	67,866	Brown Brothers Harriman	4/16/2021	1,403
USD	431,216	EUR	363,253	Citibank N.A.	4/16/2021	5,141
USD	6,316,250	EUR	5,227,126	Credit Suisse Group	4/16/2021	185,129
USD	71,281,811	EUR	58,647,884	HSBC Bank	5/12/2021	2,453,942
USD	1,862,795	EUR	1,538,927	Morgan Stanley Capital Services, Inc.	4/16/2021	57,723
USD	85,368,138	EUR	70,010,198	State Street Bank Corp.	4/16/2021	3,250,164
USD	12,945	EUR	10,874	UBS AG	4/16/2021	190
USD	901,169	GBP	647,014	Brown Brothers Harriman	4/16/2021	9,167
USD	337,169	GBP	241,280	Morgan Stanley Capital Services, Inc.	4/16/2021	4,531
						$6,093,439
Liability Derivatives
CAD	2,375,845	USD	1,905,192	Brown Brothers Harriman	4/16/2021	$(14,570)
CAD	244,251	USD	195,831	Citibank N.A.	4/16/2021	(1,463)
CAD	540,549	USD	433,040	HSBC Bank	4/16/2021	(2,888)
CAD	1,106,571	USD	885,048	Merrill Lynch International	4/16/2021	(4,474)
CAD	446,334	USD	357,828	State Street Bank Corp.	4/16/2021	(2,650)
CAD	472,392	USD	376,577	UBS AG	4/16/2021	(663)
EUR	936,515	USD	1,145,690	Brown Brothers Harriman	4/16/2021	(47,211)
EUR	12,233,000	USD	14,750,763	Goldman Sachs International	4/16/2021	(402,151)
EUR	3,527	USD	4,291	HSBC Bank	4/16/2021	(153)
EUR	845,387	USD	1,029,349	Merrill Lynch International	4/16/2021	(37,758)
EUR	2,190,697	USD	2,657,920	Morgan Stanley Capital Services, Inc.	4/16/2021	(88,358)
EUR	854,158	USD	1,033,719	State Street Bank Corp.	4/16/2021	(31,840)
USD	2,778	CAD	3,520	Citibank N.A.	4/16/2021	(23)
USD	30,956,844	CAD	39,400,599	HSBC Bank	4/16/2021	(396,903)
USD	282,000	CAD	357,536	State Street Bank Corp.	4/16/2021	(2,516)
USD	30,410,213	GBP	22,372,640	Goldman Sachs International	4/16/2021	(433,683)
						$(1,467,304)
At March 31, 2021, the fund had cash collateral of $520,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/21 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of March 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$817,740,071	$12,958,745	$—	$830,698,816
Portugal	86,370,082	—	—	86,370,082
Spain	53,789,771	—	—	53,789,771
United Kingdom	50,952,682	—	—	50,952,682
Italy	40,703,859	—	—	40,703,859
Germany	33,982,206	—	—	33,982,206
Canada	28,491,044	—	—	28,491,044
Thailand	—	9,025,331	—	9,025,331
Greece	8,060,348	—	—	8,060,348
Other Countries	31,091,189	14,217,346	—	45,308,535
Mutual Funds	16,902,755	—	—	16,902,755
Total	$1,168,084,007	$36,201,422	$—	$1,204,285,429
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$6,093,439	$—	$6,093,439
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,467,304)	—	(1,467,304)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,847,086	$52,913,892	$40,858,223	$—	$—	$16,902,755
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,152	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2021, are as follows:
United States	70.6%
Portugal	7.1%
Spain	4.4%
United Kingdom	4.2%
Italy	3.4%
Germany	2.8%
Canada	2.4%
Thailand	0.7%
Greece	0.7%
Other Countries	3.7%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.